U.S. Bancorp 2Q23 Earnings Conference Call July 19, 2023 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; increase in Federal Deposit Insurance Corporation (“FDIC”) assessments due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2022, and subsequent filings with the Securities and Exchange Commission. In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q23 Highlights 1 Adjusted for notable items (shown on slide 9) which include merger and integration-related charges, balance sheet optimization activities, and provisions for credit losses related to balance sheet repositioning and capital management actions 2 Non-GAAP; see slide 26 for calculation Successful conversion of Union Bank Accelerated accretion of CET1 capital Enhanced capital build driven by solid earnings generation and RWA initiatives Well maintained, strong balance sheet  Robust deposit levels inline with seasonality; prudent loan growth and robust liquidity Superior credit quality Strong, but normalizing, credit quality metrics driven by our through-the-cycle approach to risk management Strong financial performance Solid noninterest income growth and disciplined expense management $0.84 | $1.12 9.1% 60bps vs. 1Q23 $7.2 Billion $522 Billion $238 Million Reported Adjusted Earnings per share CET1 Ratio Net Revenue Period End Deposits Core Reserve Build 1,2

2Q23 Highlights Income Statement Balance Sheet Credit Quality Capital 1 2Q23 is adjusted for notable items (shown on slide 9) which include balance sheet repositioning and capital management actions, merger and integration-related charges and provisions for credit losses related to balance sheet repositioning and capital management actions. 1Q23 and 2Q22 is adjusted for notable items which include acquisition impacts related to merger and integration-related charges. 2 Non-GAAP; see slides 26 to 29 for calculations 3 Taxable-equivalent basis; see slide 26 for calculation 4 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year current expected credit losses (CECL) transition 5 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased inclusive of treasury shares repurchased in connection with stock compensation plans

Performance Ratios Return on Average Assets Efficiency Ratio1 & Net Interest Margin2 Return on Average Common Equity Return on Tangible Common Equity1 1.15%3 1.07%3 15.7%3 14.6%3 24.3%3 22.3%3 63.2% 63.7% 1 Non-GAAP; see slides 26 and 27 for calculations 2 Net interest margin on a taxable-equivalent basis 3 Non-GAAP; see slides 26 and 27 for calculations; 2Q23 is adjusted for notable items (shown on slide 9) which include balance sheet repositioning and capital management actions, merger and integration-related charges, and provisions for credit losses related to balance sheet repositioning and capital management actions. 1Q23 and 2Q22 is adjusted for notable items which include acquisition impacts related to merger and integration-related charges. 1.16%3 15.3%3 20.5%3 62.1%

Successful Conversion of Union Bank

We are now one company with one purpose and shared goals

Conversion & integration complete

- Union Bank deposit accounts transition to U.S. Bank
- Enrollment in U.S. Bank mobile and online banking
- Conversion of Trust and Investment Management and card accounts

Meaningful growth opportunities moving forward

Added 1.2 million consumer and small business and 3,000 commercial customers

Significant digital uptick

Over a half-a-million enrollments to date and growing daily; leverage broad U.S. Bank product set

Expected Cost Synergies

~$900M

Merger & Integration Costs:

$883M
Incurred through 2Q23

~$1.4B
Total expected

U.S. Bancorp

6

Deposit Summary Our robust deposit base remains a granular and stable source of funding End of Period Deposit Balance Walk ($B) 3.2% Total Average Deposits ($B) Average Deposits by Business Line1 Strong deposit base driven by diverse mix of consumer / corporate and commercial customers Robust end of period deposits driven by normal operational seasonality (e.g., Corporate Trust) Noninterest-bearing mix shift trended lower in part due to creating a more positive experience for Union Bank customers Cumulative deposit beta of mid-40’s reflects the impact of rising rates and competitive industry dynamics 1 Consumer Banking includes Wealth Management; Corporate and Commercial Banking includes Treasury and Corporate Support deposits Our National footprint allows us the ability to digitally offer deposit products in all 50 states Highlights

Total Loan Portfolio Mix ($B) Prudent Loan Growth Disciplined loan growth focused on high margin / high return business; Commercial Real Estate (CRE) Office exposure remains manageable 1 OO = Owner Occupied 2 SFR = Single Family Residential CRE Exposure Loan growth in commercial, mortgage, and credit card continue to be offset by declines in auto and CRE 2Q23 end of period loan balance decline reflects balance sheet optimization actions while average loans are slightly up due to timing of actions CRE Office exposure represents 2% of total loans and 1% of total commitments CRE Office Key Metrics Balance $7.4B ACL % of Loans 8.5 % Origination LTV ~ 55 % CRE Office Type 53% - Suburban areas 37% - Central Business District 10% - Specialty Highlights

2Q23 Earnings Summary – Notables 2Q23 Notable Items: Balance sheet optimization 2Q23 impacted by balance sheet repositioning and capital management actions Merger & integration charges Charges include the continued impact of merger and integrations costs associated with the Union Bank acquisition Provision for credit losses Provision impact related to balance sheet repositioning and capital management actions Prior Quarters Notable Items: Merger & integration charges 1Q23 and 2Q22 expenses of $244M and $197M, respectively, included merger and integration-related charges related to the Union Bank acquisition Notable Item Impacts: 1 Adjusted for notable items which include balance sheet optimization and acquisition impacts related to merger & integration charges

2Q23 Earnings Summary - Detail 1 Adjusted for notable items which include balance sheet repositioning and capital management actions and merger and integration charges 2 Taxable-equivalent basis 3 Non-GAAP; see slide 26 for calculation 3

Prior year period comparison impacted by rising rates and the acquisition of Union Bank Net interest income and margin decreased linked quarter as higher deposit pricing was partially offset by the impact of higher rates on earning assets Net Interest Income Net Interest Income (taxable-equivalent basis)1 - 4.7% Linked Quarter +28.4% Year-Over-Year $ in millions 1 Non-GAAP, see slide 26 for calculation

Noninterest income increased over prior year period driven by higher commercial products, payments, and Union Bank impact and core growth in trust & investment management On a linked quarter basis, noninterest income is higher from higher card revenue, merchant processing service revenue, core business growth in trust & investment management, and strength in our fixed income and capital markets business within commercial products Noninterest Income $ in millions Payments = card, corporate payment products and merchant processing All other = commercial products, investment products fees, securities gains (losses) and other 1 Adjusted for notable items related to balance sheet repositioning and capital management actions of ($22M) in 2Q23 2 Notable items include ($22M) of noninterest income related to balance sheet repositioning and capital management actions in 2Q23 Excluding Notable Items +9.6% Linked Quarter +7.8% Year-Over-Year Reported +8.7% Linked Quarter +7.0% Year-Over-Year

Noninterest Expense Adjusted expense increased vs. prior year driven by the impact of Union Bank operating expenses, core deposit intangibles, higher compensation, and other noninterest expenses  On a linked quarter basis, adjusted expense decreased due to prudent expense management This quarter includes $310M of merger and integration-related charges and $119M of intangible amortization driven by the core deposit intangible $ in millions 1 Adjusted for notable items of $310M in 2Q23, $244M in 1Q23, and $197M in 2Q22 2 Notable items include merger and integration charges of $310M in 2Q23, $244M in 1Q23, and $197M in 2Q22 Reported +0.3% Linked Quarter +22.7% Year-Over-Year Excluding Notable Items - 1.2% Linked Quarter +20.8% Year-Over-Year

Reported 2Q23 Adjusted1 2Q23 Change vs. Adjusted1 Reported 2Q23 Adjusted1 2Q23 1Q23 2Q22 Non-performing Assets Balance ($M) $1,085 $1,085 -$96 $315 NPAs/Period-end Loans plus OREO 0.29% 0.29% -1bps 6bps Net Charge-offs NCOs ($M) $649 $340 $58 $179 NCOs/Avg Loans 0.67% 0.35% 5bps 15bps Amount ($B) Loans and Leases Outstanding (%) Commercial $2.2 1.6% Commercial Real Estate 1.5 2.7% Residential Mortgage 0.9 0.8% Credit Card 2.2 8.2% Other Retail 0.9 2.0% Total $7.7 2.0% Core Provision for Credit Losses Trending Reserve Build Allowance for Credit Losses/Period-end Loans NCOs $311 $362 $4011 $427 $5781 $ in millions, unless specified 1Non-GAAP; see slide 28 for calculations; adjusted to exclude acquisition accounting treatment and balance sheet optimization Credit Quality Higher core net charge-offs as credit quality continues to normalize Increased reserve coverage driven by CRE Office, higher Credit Card balances, and changes in economic outlook Non-core credit losses were recognized in the Residential Mortgage and Auto portfolio driven by strategic balance sheet optimization actions Credit quality remains strong as we move toward normalized levels Allowance for Credit Losses by Loan Category, 2Q23 Net Charge-off and Nonperforming Assets Highlights 1 1

Accelerated Capital Accretion Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology 60 basis points of CET1 capital accretion this quarter 2nd Quarter Highlights Solid earnings accretion of ~20bps, net of distribution, reflecting our diversified business mix, resilient deposit base, and strong financial discipline Executed ~40bps of RWA / Balance Sheet optimization activities (e.g., targeted sales, securitization activity, return-focused initiatives), with low-to-neutral earnings impact We remain well-positioned to execute on our capital glide path as we move through 2023 and into 2024 60 bps

1 All results and guidance are on an adjusted basis 2 Taxable-equivalent basis 3 Adjusted for notable items (shown on slide 9) which include balance sheet repositioning and capital management actions and merger and integration charges 4 Non-GAAP; see slide 29 for calculation Third Quarter / Full Year 2023 Outlook1 Net interest income2 $4.4B $4.2B - $4.4B $17.5B - $18.0B Total Revenue, adjusted3 $7.2B $6.9B - $7.1B $28.0B - $29.0B Includes purchase accounting accretion $85M ~$75M ~$330M Total Noninterest expense, adjusted3 $4.3B ~$4.3B ~$17.0B Includes Core Deposit Intangibles Amortization related to Union Bank $119M ~$120M ~$500M Income Tax Rate, adjusted2,3,4 24% ~23-24% ~23-24% Notable Items: Merger & Integration $310M $150M - $200M $900M - $1.0B 2Q23 3Q23 FY 2023 Updated Guidance Bolded items indicates change in guidance

CET1 Capital Ratio1 9.1% 2023 CCAR Stress Capital Buffer 2.5% Enhanced Strength and Stability A stronger capital base enhances the strength and stability of U.S. Bancorp, which maintains a highly diverse mix of businesses, strong risk management capabilities, and “through-the-cycle” earnings power Robust Liquidity Profile Abundant cash levels and low-cost borrowing capacity Strong Capital Base Accelerated capital build through RWA optimization activities Proven Credit Quality Disciplined, through-the-cycle underwriting standards 1Q 2023 LCR 118% Total Available Liquidity $316B CRE Office to Total Loans, Commitments 2% | 1% Adjusted NCO Ratio2 35 bps Data as of 6/30/23 unless otherwise indicated 1 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition 2 Non-GAAP; see slide 28 for calculations; adjusted for notable items (shown on slide 9) 3 2023 second quarter taxable-equivalent basis; business line revenue percentages exclude Treasury and Corporate Support Diversified Business Mix Highly diversified business mix and scale creates sustainable earnings Business Mix3 38% Consumer & Business 25% Payments Services 20% Corporate & Commercial 17% Wealth Management & Investment Services

Appendix

Payment Services Fee Revenue Growth 1 Includes prepaid card Card revenue improved 5.8% YoY driven by sales growth and the Union Bank acquisition Merchant processing fee revenue increased 2.6% YoY driven by sales growth. 2Q YoY growth is lower than prior periods as travel continues to normalize Corporate Payments fee revenue increased 10.5% YoY driven by sales growth. Corporate T&E remains recovered over pre-pandemic levels at 101% 2Q23 vs. Prior Year

Payments Revenue Breakdown Total payments revenue, which includes net interest income and fee revenue, accounted for 24% of 2Q23 net revenue Total payment revenue grew 5.2% year-over-year due to higher sales volumes across all businesses Seasonal Considerations A Shift to Tech-led3 Revenue Historical Linked Quarter Seasonal Trends for Payment Fees Revenue2 1 Includes prepaid card 2 Linked quarter change based on trends from 2015 – 2019 3 Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers; tech-led revenue also includes talech starting in 2022 Payment Fees as a % of Net Revenue (2Q23) 1Q payments fee revenue is typically seasonally down on a linked quarter basis reflecting lower post holiday sales activity Payments fee revenue growth, on a linked quarter basis, is typically seasonally strongest in 2Q Our multiyear investments in e-commerce and tech-led will continue to drive growth Payment Services 1 Tech-led3 Merchant Processing Fee Revenue Growth

Credit Quality – Commercial Key Statistics $ in millions2Q22 1Q23 2Q23 Average Loans$120,657 $135,683 $138,085 30-89 Delinquencies0.20% 0.33% 0.25% 90+ Delinquencies0.07% 0.05% 0.04% Nonperforming Loans0.12% 0.13% 0.17% Average Loans ($M) and Net Charge-offs Ratio 6.9% 6.5% 3.4% 2.1% 1.8% Linked Quarter Growth(a) Key Points Average loans increased by 1.8% on a linked quarter basis Utilization increased quarter over quarter from 23.7% to 24.7% 30-89 and 90+ day delinquencies are down slightly in 2Q23, while nonperforming loans increased by 4bps to 0.17% 1 Non-GAAP, see slide 28 for calculation; 4Q22 NCOs adjusted for acquisition related activities (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

Credit Quality – Commercial Real Estate $ in millions 2Q22 1Q23 2Q23 Average Loans$39,517 $ 55,595$54,934 30-89 Delinquencies0.06% 0.13% 0.13% 90+ Delinquencies0.01% 0.01% 0.00% Nonperforming Loans0.52% 0.97% 0.87% Key Points Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (a) 1.1% 1.2% 14.3% 21.6% (1.2%) 1 Average loans decreased (1.2%) on a linked quarter basis Net charge-off rate of 0.19% is flat to the adjusted net charge-off rate from the previous quarter 30-89, 90+ days delinquencies and nonperforming loans flat to slightly down from the previous quarter 1 Non-GAAP, see slide 28 for calculation; 4Q22 and 1Q23 NCOs adjusted for acquisition related activities 2 SFR = Single Family Residential (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

1 Credit Quality – Residential Mortgage $ in millions 2Q221Q232Q23 Average Loans$80,228 $116,287$117,606 30-89 Delinquencies0.12%0.13% 0.11% 90+ Delinquencies0.12% 0.08% 0.08% Nonperforming Loans0.27%0.25%0.18% 3.6% 4.7% 15.6% 19.8% 1.1% Key Points Average loans increased by 1.1% on a linked quarter basis Continued adjusted low losses and nonperforming loans were supported by strong portfolio credit quality and collateral values Reported net charge-off rate for 2Q23 includes impact of balance sheet optimization during the quarter Originations continued to reflect high credit quality (weighted average credit score of 770, weighted average LTV of 73%) Linked Quarter Growth (a) Average Loans ($M) and Net Charge-offs Ratio Key Statistics 1 Non-GAAP, see slide 28 for calculation, 2Q23 NCOs adjusted for balance sheet optimization activity (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter

Credit Quality – Credit Card $ in millions 2Q221Q232Q23 Average Loans$22,748 $25,569 $26,046 30-89 Delinquencies0.84% 1.10% 1.15% 90+ Delinquencies0.69%1.00% 1.02% Nonperforming Loans - %- %- % Key Points Average loans increased by 1.9% on a linked quarter basis 30-89 and 90+ day delinquencies are up slightly in 2Q23 as credit quality continues to normalize Net charge-off rate of 3.06% reflects portfolio normalization Average Loans ($M) and Net Charge-offs Ratio Key Statistics 4.1% 6.0% 4.4% 1.6% 1.9% Linked Quarter Growth (a) 1 Non-GAAP, see slide 28 for calculation, 4Q22 NCOs adjusted for acquisition related activities (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter 1

Credit Quality – Other Retail $ in millions 2Q221Q232Q23 Average Loans$61,037 $53,316$52,146 30-89 Delinquencies0.39%0.48% 0.50% 90+ Delinquencies0.10%0.12% 0.12% Nonperforming Loans0.24%0.25% 0.27% Key Points Average loans decreased by (2.7%) on a linked quarter basis Net charge-off rate was 0.22% on an adjusted basis Reported net charge-off rate of 1.69% includes impact of balance sheet optimization in the auto portfolio Average Loans ($M) and Net Charge-offs Ratio Key Statistics 1 Non-GAAP, see slide 28 for calculation, 4Q22 NCOs, adjusted, excludes acquisition impacts and balance sheet optimization and 2Q23 NCOs adjusted for balance sheet optimization activity (a) Average loans at 4Q22 includes only 1 month of Union Bank (12/1 acquisition date), whereas 1Q23 and forward includes full quarter Linked Quarter Growth (a) 1 (1.2%) (1.5%) (2.0%) (9.0%) (2.7%)

Non-GAAP Financial Measures (1), (2) – see slide 30 for corresponding notes

(2), (3) – see slide 30 for corresponding notes Non-GAAP Financial Measures

Non-GAAP Financial Measures (2) – see slide 30 for corresponding notes

Non-GAAP Financial Measures (1), (2), (3) – see slide 30 for corresponding notes

Notes Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items for the three months ended June 30, 2023 included $(22) million of noninterest income related to balance sheet repositioning and capital management actions, $310 million of merger and integration-related charges and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions. $309 million of net charge-offs related to balance sheet optimization impact. Notable items for the three months ended March 31, 2023 included $244 million ($183 million net of tax) of merger and integration-related charges and $91 million of net charge-offs related to uncollectible acquired loans, considered purchase credit deteriorated as of the date of the acquisition. Notable items for the three months ended December 31, 2022 included $179 million of net charge-offs related to uncollectible acquired loans, considered purchase credit deteriorated as of the date of the acquisition, and $189 million of net charge-offs related to balance sheet optimization. Notable items for the three months ended June 30, 2022 included $197 million ($153 million net of tax) of merger and integration-related charges. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.